Summary Prospectus April 10, 2017, as supplemented May 8, 2017
Virtus Horizon Wealth Masters Fund
A: VWMAX	C: VWMCX	I: VWMIX	T: VWMTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated April 10, 2017, as supplemented May 8, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. You may qualify for sales charge discounts in Class T Shares if you invest at least $250,000 in the fund. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 202 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 107 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	2.50%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class T
Management Fees	0.85%	0.85%	0.85%		0.85%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	Non	e	0.25%
Other Expenses	0.43%	0.43%	0.43%		0.43	%(b)
Total Annual Fund Operating Expenses	1.53%	2.28%	1.28%		1.53%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.08%)	(0.08%)	(0.08%)		(0.08)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	1.45%	2.20%	1.20%		1.45%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, interest, brokerage commissions, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares, 1.20% for Class I Shares and 1.45% for Class T Shares through April 30, 2018. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,023	$1,354	$2,287
Class C	Sold	$323	$705	$1,213	$2,609
	Held	$223	$705	$1,213	$2,609
Class I	Sold or Held	$122	$398	$695	$1,538
Class T	Sold or Held	$394	$714	$1,056	$2,021
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to track the performance of the Horizon Kinetics ISE Wealth Index (Ticker: RCH), a public index maintained by Horizon Kinetics LLC, the parent company of the fund’s subadviser, and published by International Securities Exchange, LLC. The index is composed of U.S.-listed companies and equity REITs managed by executives who are among the wealthiest individuals in the United States and, in many cases, have accumulated a substantial amount of their personal wealth through the companies that they manage. The issuers have market capitalizations, at time of addition to the index, in excess of  $200 million. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.
The manner in which the index is constructed is likely to result in the fund’s assets generally being focused in one or more market sectors. For example, companies eligible for inclusion in the index based upon the first requirement of having an individual with significant wealth in a control position are often companies in the consumer discretionary sector; therefore, it would not be unusual for the fund’s assets to be similarly focused in the consumer discretionary sector.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Correlation to Index  The risk that the performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, whether the fund obtains every security in its index, complexities of investing in foreign markets and timing differences associated with additions to and deletions from its index.

>
Equity Real Estate Investment Trust (REIT) Securities Risk.  The risk that, in addition to the risks associated with investing in the real estate industry, the value of the fund’s shares will be negatively affected by factors specific to investing through a pooled vehicle, such as through poor management of the REIT or REIT-like entity, concentration risk, or other risks typically associated with investing in small or medium market capitalization companies.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

>
Sector Focused Investing Risk.  The risk that events negatively affecting a particular market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Performance for Class T Shares is not shown here as Class T Shares were not available prior to the date of this prospectus.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q3/2013:	11.26%	Worst Quarter:	Q3/2015:	-12.44%	Year to Date (3/31/17):	5.03%

Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	Since Inception (9/5/12)
Class I
Return Before Taxes	15.69%	12.17%
Return After Taxes on Distributions	15.41%	11.68%
Return After Taxes on Distributions and Sale of Fund Shares	9.12%	9.55%
Class A
Return Before Taxes	8.73%	10.37%
Class C
Return Before Taxes	14.51%	11.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	13.82%
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Horizon Asset Management LLC (“Horizon”).
Portfolio Management
>
Murray Stahl,  Chairman, Chief Executive Officer and Chief Investment Officer at Horizon. Mr. Stahl has served as a Portfolio Manager of the fund since inception in September 2012.

>
Matthew Houk,  Portfolio Manager and Research Analyst at Horizon. Mr. Houk has served as a Portfolio Manager of the fund since inception in September 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A, Class C and Class T Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A, Class C and Class T Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8533	5-17